                                                                    EXHIBIT 4.05


                      NONQUALIFIED STOCK OPTION AGREEMENT


        THIS NONQUALIFIED STOCK OPTION AGREEMENT, is made and entered into effective as of ___________ (the "Effective Date"), by and between, EquipMD, Inc., a corporation organized and existing under the laws of the State of Georgia with its principal place of business in Atlanta, Georgia (the "Corporation"), and __________ ("Optionee"), a resident of the State of ___________ (this "Agreement").

                                   WITNESSETH:

        WHEREAS, the Corporation desires to grant Optionee an option (the "Option") to purchase _________ shares (the "Option Shares") of common stock, par value $.001 per share (the "Common Stock") of the Corporation at a purchase price of $______ per share (the "Exercise Price") pursuant to the terms set forth in this Agreement;

        NOW THEREFORE, in consideration of the premises set forth herein the parties hereto agree as follows:

        1. GRANT OF STOCK OPTION. The Corporation hereby ratifies and confirms the grant to Optionee of the right, privilege and option to purchase the Option Shares at the Exercise Price, in the manner and subject to the terms and conditions contained herein. The grant of this Option shall be effective as of the Effective Date. This Option is hereby designated as a "Nonqualified Stock Option."

        2. OPTION TERM. This Option shall specifically terminate ten (10) years from the Grant Date ("Option Term") and, subject to the vesting terms set forth in this Agreement, shall remain exercisable for the full term notwithstanding the employment status of Optionee.

        3. VESTING OF OPTION SHARES.

             3.1. The Option Shares shall vest as follows: (i) __% of the Option Shares shall vest and become exercisable on the date that is ___________ months from the Effective Date and (ii) ____th of the Option Shares shall vest and become exercisable at the end of each month thereafter for _______________ months; provided that Optionee remains an employee of the Corporation as of each such date.

             3.2. Any vested portion of the Option Shares not purchased on its vesting date may be purchased thereafter; provided, however, that the Option granted hereunder shall terminate upon the expiration of the Option Term. Optionee shall have the right hereunder to purchase solely the Option Shares which have become vested and exercisable under this Agreement and any portion of the Option Shares which shall not have become vested and exercisable hereunder shall terminate and be forfeited by Optionee upon termination of Optionee's status as an employee of the Corporation.

        4. MANNER OF EXERCISE OF OPTIONS.

             4.1. This Option may be exercised by the Optionee, or by the Optionee's administrators or executors (collectively and together with Optionee, the "Exercising Parties" and each an "Exercising Party") by a written notice (in substantially the form of the Notice of Exercise attached hereto as Exhibit A) signed by the appropriate Exercising Party and delivered or mailed to the Corporation to the attention of the Secretary of the Corporation or such other officer as the Corporation may designate.

             4.2. Any such notice shall:

                    (a) specify the number of shares of Stock which the
             appropriate Exercising Party then elects to purchase hereunder,

                    (b) contain such information as may be reasonably required by the Corporation, and

                    (c) be accompanied by a certified or cashier's check payable to the Corporation in an amount equal to the Exercise Price times the number of shares of Common Stock to be purchased (such amount, the "Aggregate Purchase Price").

             4.3. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Corporation agrees to issue to the appropriate Exercising Party stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option. In addition to any other applicable legends relating to any agreements to which Optionee is a party or which govern Optionee's ownership or voting of Common Stock, the certificate or certificates delivered to Optionee upon exercise of this option shall contain a legend in substantially the following form:

             THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS.

        5. CHANGES IN CAPITAL STRUCTURE.

             5.1 If the capital stock of the Corporation is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or is converted into or exchanged for other securities as a result of a merger, consolidation, or reorganization, appropriate equitable adjustments shall be made in (a) the number and class of shares of Common stock subject to this Option, and (b) the Exercise Price of this Option; provided, however, that the Corporation shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be final and binding on all persons.

             5.2 If the Corporation shall enter into an agreement (i) to consolidate with or merge into any person; (ii) to sell or otherwise transfer all or substantially all of its assets to any person; or (iii) resulting in a Change of Control of the Corporation the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either (I) the Acquiring Corporation (as defined below) or (II) any person that controls the Acquiring Corporation (any such person being referred to as "Substitute Option Issuer"). As used herein, the term "Change of Control" shall mean:

                    (a) the consummation of a reorganization, merger or
             consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination") unless, following such Business Combination:

                         (i) all or substantially all of the individuals and
                    entities who were the beneficial owners, respectively, of the outstanding shares of Common Stock and the outstanding voting securities of the Corporation immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Common Stock and the outstanding voting securities of the Corporation, as the case may be;

                         (ii) no party (excluding any entity resulting from such
                    Business Combination or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed before the Business Combination; and

                         (iii) at least a majority of the members of the board
                    of directors of the entity resulting from such Business Combination were members of the Corporation's Board of Directors at the time of the execution of the initial agreement, or of the action of the Corporation's Board of Directors, providing for such Business Combination; or

                    (b) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation

             5.3 The Substitute Option shall have the same terms as the Option; provided, that the exercise price therefor and number of shares subject thereto shall be as set forth in this Section 5; provided, further, that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option (subject to the variations described in the foregoing provisos), such terms shall be as similar as possible and in no event less advantageous to Grantee. The Substitute Option Issuer shall also enter into an agreement with Grantee in substantially the same form as this Agreement (subject to the variations described in the foregoing provisos), which shall be applicable to the Substitute Option.

             5.4 The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock (as defined below) as is equal to the Assigned Value (as defined below) multiplied by the number of Options Shares, divided by the Average Price (as defined below), rounded up to the nearest whole share. The exercise price per share of Substitute Common Stock of the Substitute Option (the "Substitute Exercise Price") shall then be equal to the Exercise Price multiplied by a fraction in which the numerator is the number of Option Shares and the denominator is the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

             5.5 The Corporation shall not enter into any transaction described in Section 5.2 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of the Corporation hereunder and take all other actions that may be necessary so that the provisions of this Section 5 are given full force and effect (including, without limitation, any action that may be necessary so that the holders of the other shares of common stock issued by Substitute Option Issuer are not entitled to exercise any rights by reason of the issuance or exercise of the Substitute Option and the shares of Substitute Common Stock are otherwise in no way distinguishable from or have lesser economic value than other shares of common stock issued by the Substitute Option Issuer (other than any diminution in value resulting from the fact that the shares of Substitute Common Stock are restricted securities, as defined in Rule 144 under the Securities Act or any successor provisions).

             5.6 For purposes hereof, the following terms have the following meanings:

                    (a) "Acquiring Corporation" means (i) the continuing or
             surviving corporation of a consolidation or merger with the Corporation (if other than the Corporation), (ii) the Corporation in a merger in which the Corporation is the continuing or surviving corporation and (iii) the transferee of all or substantially all of the Corporation's assets.

                    (b) "Assigned Value" means the higher of (y) the price per share to be paid by any third party or the consideration per share to be received by holders of Common Stock, in each case pursuant to the agreement with the Corporation with respect to the consolidation, merger or sale referred to in Section 5.2, and (z) if the transaction referred to in Section 5.2 is a sale of all or substantially all of the Corporation's assets, an amount equal to
             (i) the sum of the price paid in such sale for such assets and the current market value of the remaining assets of the Corporation, as determined by a nationally recognized investment banking firm selected by Grantee divided by (ii) the number of shares of Common Stock outstanding at such time. If an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities issuable or delivered in exchange for Common Stock ("Issued Securities") shall be equal to the Average Price for such security, provided however, that if no market exists for such securities or such securities are not quoted on the NASDAQ (as hereinafter defined) or if property other than securities are deliverable in exchange for Common Stock the value shall be determined by a nationally recognized investment banking firm selected by Grantee.

                    (c) "Average Price" means the average closing sales price
             per share of a share of Substitute Common Stock (or an Issued Security as the case may be) quoted on the NYSE (or if such Substitute Common Stock or an Issued Security as the case may be) is not quoted on the NYSE, the highest bid price per share as quoted on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ") or, if the shares of Substitute Common Stock (or Issued Security as the case may be) are not quoted thereon, on the principal trading market on which such shares are traded as reported by a recognized source) for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock (or Issued Security as the case may be) on the day preceding such consolidation, merger or sale; provided that if the Substitute Option Issuer is the Corporation the Average Price shall be computed with respect to a share of common stock issued by the Corporation, the person merging into the Corporation or by any Corporation which controls such person, as Grantee may elect.

                    (d) "Substitute Common Stock" means the shares of capital
             stock (or similar equity with the greatest voting power in respect to the election of directors (or persons similarly responsible for the direction of the business and affairs) of the Substitute Option Issuer.

        6. AUTHORIZED SHARES. The Corporation agrees to take all necessary and appropriate steps to ensure that there are at all times sufficient authorized shares of capital stock available for issuance upon exercise of this Option.

        7. TRANSFER OF OPTION. To the extent not prohibited by any statute, rule or regulation applicable to this Option or the registration of the Option Shares with the Securities and Exchange Commission, all or a portion of this Option is transferable by Optionee, without consideration, to or for the benefit of Immediate Family Members, including but not limited to a partnership or trust with respect to which Immediate Family Members are the sole partners or beneficiaries, respectively. The right to transfer this Option is personal to Optionee and any transferee of this Option shall not have the right to transfer this Option to any person other than by the laws of descent. As used herein the phrase "Immediate Family Members" shall mean the Optionee's spouse, children, grandchildren, parents and grandparents.

        8. MISCELLANEOUS

             8.1. This Agreement shall be interpreted and construed according to and governed by the laws of the State of Georgia.

             8.2. This Agreement contains the entire agreement of the parties. This Agreement may not be changed orally, but may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

             8.3. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision of this Agreement.

             8.4. This Agreement shall bind all parties, their respective heirs, executors, administrators and assigns. Except as provided in Section 7 hereof, nothing contained herein shall be construed as an authorization or right of any party to assign their respective rights or obligations hereunder and Optionee shall have no right to assign this Option and any such attempted assignment shall be ineffective. The Option, right and privilege herein granted to Optionee to purchase Option Shares shall be binding upon the Corporation and its successors or assigns.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

Attest:                               EquipMD, Inc.


By:                                   By:
   -------------------------------       -----------------------------------

Name:                                 Title:
     -----------------------------          --------------------------------

Title:
      ----------------------------


                                      Optionee


                                      ----------------------------------

                                    Exhibit A
                                       to
                             Stock Option Agreement
                                     between
                                  EquipMD, Inc.
                                       and
                                     [Name]

                               NOTICE OF EXERCISE

                             Dated ________________


        The undersigned hereby notifies EquipMD, Inc. (the "Corporation") of this election to exercise the undersigned's stock option to purchase ________________ shares of the Corporation's common stock, $.001 par value (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Corporation dated ________________. Accompanying this Notice is a certified or a cashier's check in the amount of $________________ payable to the Corporation such amount being equal to the Exercise Price multiplied by the number of Option Shares being purchased hereby.

        The undersigned is a resident of the State of __________.

        IN WITNESS WHEREOF, the undersigned has set his/her hand and seal, this ________ day of ________________, ______.



                                      OPTIONEE [OR OPTIONEE'S
                                      ADMINISTRATOR OR EXECUTOR]


                                      Name:
                                           ------------------------------------
                                      Position (if other than Optionee):

                       NONQUALIFIED STOCK OPTION AGREEMENT


        THIS NONQUALIFIED STOCK OPTION AGREEMENT, is made and entered into effective as of ____________ (the "Effective Date"), by and between, EquipMD, Inc., a corporation organized and existing under the laws of the State of Georgia with its principal place of business in Atlanta, Georgia (the "Corporation"), and _________ ("Optionee"), a resident of the State of _____________ (this "Agreement").

                                   WITNESSETH:

        WHEREAS, the Corporation desires to grant Optionee an option (the "Option") to purchase _________ shares (the "Option Shares") of common stock, par value $.001 per share (the "Common Stock") of the Corporation at a purchase price of $____ per share (the "Exercise Price") pursuant to the terms set forth in this Agreement;

        NOW THEREFORE, in consideration of the premises set forth herein the parties hereto agree as follows:

        1. GRANT OF STOCK OPTION. The Corporation hereby ratifies and confirms the grant to Optionee of the right, privilege and option to purchase the Option Shares at the Exercise Price, in the manner and subject to the terms and conditions contained herein. The grant of this Option shall be effective as of the Effective Date. This Option is hereby designated as a "Nonqualified Stock Option."

        2. OPTION TERM. This Option shall specifically terminate ten (10) years from the Grant Date ("Option Term") and, subject to the vesting terms set forth in this Agreement, shall remain exercisable for the full term notwithstanding the employment status of Optionee.

        3. VESTING OF OPTION SHARES.

             3.1. Commencing on the last day of the first full calendar quarter following the Effective Date and thereafter on the last day of each of the succeeding seven calendar quarters, provided that (i) Optionee remains an employee of the corporation as of each of such dates and during each of such calendar quarters, ____% of the Option Shares shall vest and become exercisable and (ii) the unvested portion of the Option Shares shall become immediately vested and fully exercisable upon the date that Optionee is terminated by the Corporation for any reason other than "For Cause" as such term is defined in the employment agreement by and among Optionee and the Corporation dated
___________.

             3.2. Any vested portion of the Option Shares not purchased on its vesting date may be purchased thereafter; provided, however, that the Option granted hereunder shall terminate upon the expiration of the Option Term. Optionee shall have the right hereunder to purchase solely the Option Shares which have become vested and exercisable under this Agreement and any portion of the Option Shares which shall not have become vested and exercisable hereunder shall terminate and be forfeited by Optionee upon termination of Optionee's status as an employee of the Corporation.

        4. MANNER OF EXERCISE OF OPTIONS.

             4.1. This Option may be exercised by the Optionee, or by the Optionee's administrators or executors (collectively and together with Optionee, the "Exercising Parties" and each an "Exercising Party") by a written notice (in substantially the form of the Notice of Exercise attached hereto as Exhibit A) signed by the appropriate Exercising Party and delivered or mailed to the Corporation to the attention of the Secretary of the Corporation or such other officer as the Corporation may designate.

             4.2. Any such notice shall:

                    (a) specify the number of shares of Stock which the
             appropriate Exercising Party then elects to purchase hereunder,

                    (b) contain such information as may be reasonably required by the Corporation, and

                    (c) be accompanied by a certified or cashier's check payable to the Corporation in an amount equal to the Exercise Price times the number of shares of Common Stock to be purchased (such amount, the "Aggregate Purchase Price").

             4.3. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Corporation agrees to issue to the appropriate Exercising Party stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option. In addition to any other applicable legends relating to any agreements to which Optionee is a party or which govern Optionee's ownership or voting of Common Stock, the certificate or certificates delivered to Optionee upon exercise of this option shall contain a legend in substantially the following form:

             THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS.

        5. CHANGES IN CAPITAL STRUCTURE.

             5.1 If the capital stock of the Corporation is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or is converted into or exchanged for other securities as a result of a merger, consolidation, or reorganization, appropriate equitable adjustments shall be made in (a) the number and class of shares of Common stock subject to this Option, and (b) the Exercise Price of this Option; provided, however, that the Corporation shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be final and binding on all persons.

             5.2 If the Corporation shall enter into an agreement (i) to consolidate with or merge into any person; (ii) to sell or otherwise transfer all or substantially all of its assets to any person; or (iii) resulting in a Change of Control of the Corporation the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either (I) the Acquiring Corporation (as defined below) or (II) any person that controls the Acquiring Corporation (any such person being referred to as "Substitute Option Issuer"). As used herein, the term "Change of Control" shall mean:

                    (a) the consummation of a reorganization, merger or
             consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination") unless, following such Business Combination:

                         (i) all or substantially all of the individuals and
                    entities who were the beneficial owners, respectively, of the outstanding shares of Common Stock and the outstanding voting securities of the Corporation immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Common Stock and the outstanding voting securities of the Corporation, as the case may be;

                         (ii) no party (excluding any entity resulting from such
                    Business Combination or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed before the Business Combination; and

                         (iii) at least a majority of the members of the board
                    of directors of the entity resulting from such Business Combination were members of the Corporation's Board of Directors at the time of the execution of the initial agreement, or of the action of the Corporation's Board of Directors, providing for such Business Combination; or

                    (b) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation

             5.3 The Substitute Option shall have the same terms as the Option; provided, that the exercise price therefor and number of shares subject thereto shall be as set forth in this Section 5; provided, further, that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option (subject to the variations described in the foregoing provisos), such terms shall be as similar as possible and in no event less advantageous to Grantee. The Substitute Option Issuer shall also enter into an agreement with Grantee in substantially the same form as this Agreement (subject to the variations described in the foregoing provisos), which shall be applicable to the Substitute Option.

             5.4 The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock (as defined below) as is equal to the Assigned Value (as defined below) multiplied by the number of Options Shares, divided by the Average Price (as defined below), rounded up to the nearest whole share. The exercise price per share of Substitute Common Stock of the Substitute Option (the "Substitute Exercise Price") shall then be equal to the Exercise Price multiplied by a fraction in which the numerator is the number of Option Shares and the denominator is the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

             5.5 The Corporation shall not enter into any transaction described in Section 5.2 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of the Corporation hereunder and take all other actions that may be necessary so that the provisions of this Section 5 are given full force and effect (including, without limitation, any action that may be necessary so that the holders of the other shares of common stock issued by Substitute Option Issuer are not entitled to exercise any rights by reason of the issuance or exercise of the Substitute Option and the shares of Substitute Common Stock are otherwise in no way distinguishable from or have lesser economic value than other shares of common stock issued by the Substitute Option Issuer (other than any diminution in value resulting from the fact that the shares of Substitute Common Stock are restricted securities, as defined in Rule 144 under the Securities Act or any successor provisions).

             5.6 For purposes hereof, the following terms have the following meanings:

                    (a) "Acquiring Corporation" means (i) the continuing or
             surviving corporation of a consolidation or merger with the Corporation (if other than the Corporation), (ii) the Corporation in a merger in which the Corporation is the continuing or surviving corporation and (iii) the transferee of all or substantially all of the Corporation's assets.

                    (b) "Assigned Value" means the higher of (y) the price per share to be paid by any third party or the consideration per share to be received by holders of Common Stock, in each case pursuant to the agreement with the Corporation with respect to the consolidation, merger or sale referred to in Section 5.2, and (z) if the transaction referred to in Section 5.2 is a sale of all or substantially all of the Corporation's assets, an amount equal to
             (i) the sum of the price paid in such sale for such assets and the current market value of the remaining assets of the Corporation, as determined by a nationally recognized investment banking firm selected by Grantee divided by (ii) the number of shares of Common Stock outstanding at such time. If an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities issuable or delivered in exchange for Common Stock ("Issued Securities") shall be equal to the Average Price for such security, provided however, that if no market exists for such securities or such securities are not quoted on the NASDAQ (as hereinafter defined) or if property other than securities are deliverable in exchange for Common Stock the value shall be determined by a nationally recognized investment banking firm selected by Grantee.

                    (c) "Average Price" means the average closing sales price
             per share of a share of Substitute Common Stock (or an Issued Security as the case may be) quoted on the NYSE (or if such Substitute Common Stock or an Issued Security as the case may be) is not quoted on the NYSE, the highest bid price per share as quoted on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ") or, if the shares of Substitute Common Stock (or Issued Security as the case may be) are not quoted thereon, on the principal trading market on which such shares are traded as reported by a recognized source) for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock (or Issued Security as the case may be) on the day preceding such consolidation, merger or sale; provided that if the Substitute Option Issuer is the Corporation the Average Price shall be computed with respect to a share of common stock issued by the Corporation, the person merging into the Corporation or by any Corporation which controls such person, as Grantee may elect.

                    (d) "Substitute Common Stock" means the shares of capital
             stock (or similar equity with the greatest voting power in respect to the election of directors (or persons similarly responsible for the direction of the business and affairs) of the Substitute Option Issuer.

        6. AUTHORIZED SHARES. The Corporation agrees to take all necessary and appropriate steps to ensure that there are at all times sufficient authorized shares of capital stock available for issuance upon exercise of this Option.

        7. TRANSFER OF OPTION. To the extent not prohibited by any statute, rule or regulation applicable to this Option or the registration of the Option Shares with the Securities and Exchange Commission, all or a portion of this Option is transferable by Optionee, without consideration, to or for the benefit of Immediate Family Members, including but not limited to a partnership or trust with respect to which Immediate Family Members are the sole partners or beneficiaries, respectively. The right to transfer this Option is personal to Optionee and any transferee of this Option shall not have the right to transfer this Option to any person other than by the laws of descent. As used herein the phrase "Immediate Family Members" shall mean the Optionee's spouse, children, grandchildren, parents and grandparents.

        8. MISCELLANEOUS

             8.1. This Agreement shall be interpreted and construed according to and governed by the laws of the State of Georgia.

             8.2. This Agreement contains the entire agreement of the parties. This Agreement may not be changed orally, but may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

             8.3. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision of this Agreement.

             8.4. This Agreement shall bind all parties, their respective heirs, executors, administrators and assigns. Except as provided in Section 7 hereof, nothing contained herein shall be construed as an authorization or right of any party to assign their respective rights or obligations hereunder and Optionee shall have no right to assign this Option and any such attempted assignment shall be ineffective. The Option, right and privilege herein granted to Optionee to purchase Option Shares shall be binding upon the Corporation and its successors or assigns.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

Attest:                               EquipMD, Inc.


By:                                   By:
   ------------------------------        -----------------------------------

Name:                                 Title:
     ----------------------------           --------------------------------


Title:
      ---------------------------

                                      Optionee


                                      ------------------------------------------

                                    Exhibit A
                                       to
                             Stock Option Agreement
                                     between
                                  EquipMD, Inc.
                                       and
                                Allen M. Capsuto

                               NOTICE OF EXERCISE

                             Dated ________________


        The undersigned hereby notifies EquipMD, Inc. (the "Corporation") of this election to exercise the undersigned's stock option to purchase ________________ shares of the Corporation's common stock, $.001 par value (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Corporation dated ________________. Accompanying this Notice is a certified or a cashier's check in the amount of $________________ payable to the Corporation such amount being equal to the Exercise Price multiplied by the number of Option Shares being purchased hereby.

        The undersigned is a resident of the State of __________.

        IN WITNESS WHEREOF, the undersigned has set his/her hand and seal, this ________ day of ________________, ______.

                                      OPTIONEE [OR OPTIONEE'S
                                      ADMINISTRATOR OR EXECUTOR]


                                      Name:
                                           -----------------------------------
                                      Position (if other than Optionee):